UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K/A
 _______________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 30, 2012

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SPRINT NEXTEL CORPORATION
(Exact name of Registrant as specified in its charter)

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Kansas	1-04721	48-0457967
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6200 Sprint Parkway, Overland Park, Kansas	66251
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (800) 829-0965
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    Sprint Nextel Corporation (the "Company") is filing this amendment to the Current Report on Form 8-K filed on August 8, 2012, which reported that Keith O. Cowan, President, Strategic Planning and Corporate Initiatives would be leaving the Company effective September 30, 2012. Given Mr. Cowan's successor, Michael Schwartz, who is currently employed at Telesat Canada, cannot join the Company until January 2, 2013, on September 30, 2012, the Company's Chief Executive Officer decided that Mr. Cowan should remain with the Company until January 2, 2013. Mr. Schwartz's title will be Senior Vice President, Corporate and Business Development.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRINT NEXTEL CORPORATION

Date: October 4, 2012		/s/ Timothy O’Grady
	By:	Timothy O’Grady
Assistant Secretary